 EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Grow Condos, Inc. (the "Registrant") on Form 10-Q for the six months ended December 31, 2017, as filed with the Commission on May 21, 2018 (the "Quarterly Report"), I, Wayne A. Zallen, Chief Executive Officer and Chief Financial Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Quarterly Report as filed on May, 18, 2018 fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Quarterly Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated:  May 21, 2018

/s/ Wayne A. Zallen
Wayne A. Zallen
Chief Executive Officer and Chief Financial Officer